Exhibit 10.18

SECOND AMENDMENT TO

SENIOR SECURED CREDIT AGREEMENT

This SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT, dated as of November 13, 2019 (this “Second Amendment”), is entered into by and among Williams Industrial Services Group, Inc. (“Borrower”), each financial institution from time to time party hereto as lender (each, a “Lender” and collectively, the “Lenders”), and CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P., a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, and together with its successors and assigns, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, and together with its successors and assigns, the “Collateral Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders identified on signatures pages thereto, the Administrative Agent and the Collateral Agent are parties to that certain Senior Secured Credit Agreement, dated as of September 18, 2018 (as amended by the First Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Second Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent desire to amend certain provisions of the Existing Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants and the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

Section 1.1.     Certain Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

ARTICLE II

Amendment

Section 2.1.     Amendment to Credit Agreement.  Upon satisfaction of the conditions set forth in Section 4 hereof, the Existing Credit Agreement is hereby amended as follows:

(a)        Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new definition in the appropriate alphabetical order:

“Second Amendment” means the Second Amendment to Senior Secured Credit Agreement, dated as of November 13, 2019, among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means the date all the conditions precedent to effectiveness of the Second Amendment as set forth therein are satisfied or waived in accordance therewith.

“Second Amendment Fee” means $250,000.

(b)       Section 2.05 of the Existing Credit Agreement is hereby amended to insert a new clause (c) after the end of clause (b).

“(c)      On the Second Amendment Effective Date, as consideration for the Lenders’ and the Agents’ consent to the Second Amendment, the Borrower shall pay to the Administrative Agent for distribution to the Lenders in accordance with each Lender’s Pro Rata Share the Second Amendment Fee, which shall be fully earned in all respects on the Second Amendment Effective Date.”

(c)        The table contained in Section 7.12(a) of the Existing Credit Agreement is hereby amended to replace the Total Leverage Ratio corresponding to each of the Fiscal Quarters ending September 30, 2019 and December 31, 2019 with “4.25:1.00”.

(d)       The table contained in Section 7.12(b) of the Existing Credit Agreement is hereby amended to replace the Minimum Adjusted Consolidated EBITDA corresponding to each of the Fiscal Quarters ending September 30, 2019 and December 31, 2019 with “$9,000,000”.

ARTICLE III

Representations and Warranties

Section 3.1.     Representations and Warranties. In order to induce the Agents and the Lenders to enter into this Second Amendment, each Loan Party hereby represents and warrants to the Agents and each Lender as follows:

(a)        After giving effect to this Second Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Existing Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b)       The execution, delivery and performance of this Second Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each of the Loan Parties.

(c)        The Loan Parties are in full compliance with each of the Loan Documents.

(d)       No Material Adverse Effect has occurred since the Closing Date.

(e)        No Default or Event of Default currently exists or shall be in existence immediately after giving effect to this Second Amendment.

ARTICLE IV

Effectiveness

Section 4.1.     Effectiveness.  This Second Amendment shall become effective as of the date set forth above on which each of the following conditions is satisfied:

(a)        The Administrative Agent shall have received duly executed signature pages to this Second Amendment signed by each Loan Party, the Administrative Agent and the Lenders.

(b)       The Borrower shall have paid the Second Amendment Fee to the Administrative Agent for the benefit of the Lenders.

(c)        The Borrower shall have paid to Chapman and Cutler LLP, counsel to the Administrative Agent, all reasonable and documented out-of-pocket legal fees and expenses incurred in connection with this Second Amendment and any outstanding invoices in respect of reasonable legal fees and expenses of the Administrative Agent incurred in connection with the Loan Documents.

ARTICLE V

Miscellaneous

Section 5.1.     Reference to and Effect on the Loan Documents.

(a)        On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement after giving effect to this Second Amendment.

(b)       Except as specifically set forth in this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)        Except as specifically set forth in this Second Amendment, the execution, delivery and performance of this Second Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Existing Credit Agreement or any of the other Loan Documents.

Section 5.2.     Release.  As a material part of the consideration for the Administrative Agent, the Collateral Agent and the Lenders entering into this Second Amendment, the Borrower and each other Loan Party (collectively, the “Releasors”) agree as follows (the “Release Provision”):

(a)        Other than with respect to the agreements of the Lenders specifically set forth herein, the Releasors, jointly and severally, hereby release and forever discharge the

Administrative Agent, the Collateral Agent, each Lender and the Administrative Agent’s, the Collateral Agent’s and each Lender’s predecessors, successors, assigns, participants, officers, managers, directors, shareholders, partners, employees, agents, attorneys and other professionals, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever and whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted arising out of, arising under or related to the Loan Documents (collectively, the “Claims”), that Releasors may have or allege to have against any or all of the Lender Group and that arise from events occurring before the date hereof.

(b)       The Releasors agree not to sue any of the Lender Group nor in any way assist any other person or entity in suing the Lender Group with respect to any of the Claims released herein.  The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)        The Releasors acknowledge, warrant, and represent to Lender Group that:

(i)         The Releasors have read and understand the effect of the Release Provision.  The Releasors have had the assistance of independent counsel of their own choice, or have had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasors has read and considered the Release Provision and advised Releasors with respect to the same.  Before execution of this Second Amendment, the Releasors have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)       The Releasors are not acting in reliance on any representation, understanding, or agreement not expressly set forth herein.  The Releasors acknowledge that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)      The Releasors have executed this Second Amendment and the Release Provision thereof as a free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person or entity.

(iv)       The Releasors are the sole owners of the Claims released by the Release Provision, and the Releasors have not heretofore conveyed or assigned any interest in any such Claims to any other person or entity.

(d)       The Releasors understand that the Release Provision was a material consideration in the agreement of the Administrative Agent, the Collateral Agent and each Lender to enter into this Second Amendment.

(e)        It is the express intent of the Releasors that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by the Releasors of any Claims released hereby against Lender Group.

(f)        If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

(g)        The Releasors acknowledge that they may hereafter discover facts in addition to or different from those that they now know or believe with respect to the Claims released herein, but the Releasors expressly shall have and intend to fully, finally and forever have released and discharged any and all such Claims.  The Releasors expressly waive any provision of statutory or decisional law to the effect that a general release does not extend to Claims that the releasing party does not know or suspect to exist in such party’s favor at the time of executing the release.

Section 5.3.   Guarantor’s Acknowledgement and Agreement. By signing below, each Guarantor (a) acknowledges, consents and agrees to this Second Amendment, (b) acknowledges and agrees that its obligations in respect of the Guarantee, the Security Agreement and the other Collateral Documents are not released, diminished, waived, modified or impaired in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Guarantee, the Security Agreement and the other Collateral Documents, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Guarantee, the Security Agreement, any other Collateral Documents or any other Loan Documents or Obligations.

Section 5.4.     Fees. The Borrower hereby affirms its obligation under the Credit Agreement to reimburse the Administrative Agent, the Collateral Agent and the Lenders for all reasonable and documented out‑of‑pocket costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Second Amendment, including but not limited to all Attorney Costs.

Section 5.5.    Headings.  The headings in this Second Amendment are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Second Amendment.

Section 5.6.     Governing Law.  This Second Amendment, and all claims, disputes and matters arising hereunder or thereunder or related hereto or thereto, will be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed entirely within that state.

Section 5.7.     Counterparts.  This Second Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Second Amendment.  Delivery of an executed counterpart of this Second Amendment by facsimile or a scanned copy by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Second Amendment.

Section 5.8.     Severability.  If any term or other provision of this Second Amendment is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Second Amendment will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Second Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 5.9.     Binding Effect.  This Second Amendment will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto.

[Remainder of page intentionally left blank; signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

WILLIAMS INDUSTRIAL SERVICES GROUP, INC.,
as Borrower

By:	/s/ Randall Robert Lay
Name: Randall Robert Lay
Title: Chief Financial Officer

Acknowledged and agreed:

GLOBAL POWER PROFESSIONAL SERVICES INC.
WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.
WILLIAMS INDUSTRIAL SERVICES, LLC
WILLIAMS SPECIALTY SERVICES, LLC
WILLIAMS PLANT SERVICES, LLC
WILLIAMS GLOBAL SERVICES, INC.
CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC
BRADEN HOLDINGS, LLC
STEAM ENTERPRISES LLC
GPEG, LLC, each as Guarantor

By:	/s/ Randall Robert Lay
Name: Randall Robert Lay Title: Chief Financial Officer

SIGNATURE PAGE
SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT

CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P., as Administrative Agent and Collateral Agent, and as a Lender

By:	/s/ Luke Gosselin

Name: Luke Gosselin
Title: Managing Director

SIGNATURE PAGE
SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT

BTC HOLDINGS FUND I, LLC, as a Lender

By: Blue Torch Credit Opportunities Fund I LP, its sole member

By: Blue Torch Credit Opportunities GP LLC, its general partner

By:	/s/ Kevin Genda

Name: Kevin Genda
Title: Managing Member

SIGNATURE PAGE
SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT

BTC HOLDINGS SC FUND LLC, as a Lender

By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member

By: Blue Torch Credit Opportunities SC GP LLC, its General Partner

By:	/s/ Kevin Genda

Name: Kevin Genda
Title: Managing Member

SIGNATURE PAGE
SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT